                                                                      EXHIBIT 99



                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE



This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian,
Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


----------------------------------------------
COLLECTION PERIOD BEGINNING:         9/1/2002
COLLECTION PERIOD ENDING:           9/30/2002
PREV. DISTRIBUTION/CLOSE DATE:      9/12/2002
DISTRIBUTION DATE:                 10/15/2002
DAYS OF INTEREST FOR PERIOD:               33
DAYS OF COLLECTION PERIOD                  30
MONTHS SEASONED:                            2
----------------------------------------------


--------------------------------------------------------------------------------
                                                                  ORIGINAL
PURCHASES              UNITS     CUT-OFF DATE   CLOSING DATE    POOL BALANCE
--------------------------------------------------------------------------------
INITIAL PURCHASE       57,520      7/31/2002      8/21/2002     879,123,207.32
SUB. PURCHASE #1
SUB. PURCHASE #2

                    ------------------------------------------------------------
TOTAL                  57,520                                   879,123,207.32
--------------------------------------------------------------------------------


I. ORIGINAL DEAL PARAMETERS


                           DOLLAR AMOUNT        # OF CONTRACTS
 Original Portfolio :     $ 879,123,207.32          57,520


                                                                LEGAL FINAL
 Original Securities:      DOLLAR AMOUNT           COUPON         MATURITY
     Class A-1 Notes      $ 202,000,000.00        1.72313%        9/12/2003
     Class A-2 Notes        231,000,000.00        1.99000%        1/12/2006
     Class A-3 Notes        187,000,000.00        2.62000%        2/12/2007
     Class A-4 Notes        206,374,000.00        3.24000%        8/12/2009
     Class B Notes           52,749,207.32        8.00000%        8/12/2009
                          ----------------
       Total              $ 879,123,207.32


II. COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:


    (1)   Beginning of period Aggregate Principal Balance                                             (1)        866,356,416.97
                                                                                                         -----------------------

    (2)   Subsequent Receivables Added                                                                (2)                     -
                                                                                                         -----------------------

          Monthly Principal Amounts

           (3)  Principal Portion of Scheduled Payments Received       (3)        8,068,291.46
                                                                          ---------------------
           (4)  Principal Portion of Prepayments Received              (4)        5,100,586.93
                                                                          ---------------------
           (5)  Principal Portion of Liquidated Receivables            (5)          210,043.55
                                                                          ---------------------
           (6)  Aggregate Amount of Cram Down Losses                   (6)                   -
                                                                          ---------------------
           (7)  Other Receivables adjustments                          (7)                   -
                                                                          ---------------------

           (8)  Total Principal Distributable Amounts                                                 (8)         13,378,921.94
                                                                                                         -----------------------

    (9)   End of Period Aggregate Principal Balance                                                   (9)        852,977,495.03
                                                                                                         =======================

    (10)  Pool Factor  (Line 9 / Original Pool Balance)                                              (10)              97.0259%
                                                                                                         =======================


III. COLLECTION PERIOD NOTE BALANCE CALCULATION:


                               -----------------------------------------------------------------------------------------------------
                                   CLASS A-1        CLASS A-2        CLASS A-3         CLASS A-4        CLASS B           TOTAL
                                   ---------        ---------        ---------         ---------        -------           -----

  (11)  Original Note
        Balance                $ 202,000,000.00   231,000,000.00   187,000,000.00   206,374,000.00   52,749,207.32   $879,123,207.32
                               -----------------------------------------------------------------------------------------------------
  (12)  Beginning of period
        Note Balance             179,435,202.84   231,000,000.00   187,000,000.00   206,374,000.00   52,749,207.32    856,558,410.16
                               -----------------------------------------------------------------------------------------------------
  (13)  Noteholders' Principal
        Distributable Amount      13,378,921.94                -                -                -               -     13,378,921.94
  (14)  Class A Noteholders'
        Accelerated Principal
        Amount                     9,277,747.87                -                -                -                      9,277,747.87
  (15)  Class A Noteholders'
        Principal Carryover
        Amount                                -                -                -                -                                 -
  (16)  Policy Claim Amount                   -                -                -                -                                 -
                               -----------------------------------------------------------------------------------------------------
  (17)  End of period Note
        Balance                  156,778,533.03   231,000,000.00   187,000,000.00   206,374,000.00   52,749,207.32    833,901,740.35
                               =====================================================================================================
  (18)  Note Pool Factors
        (Line 17 / Line 11)            77.6131%        100.0000%        100.0000%        100.0000%       100.0000%          94.8561%
                               -----------------------------------------------------------------------------------------------------
  (19)  Class A Noteholders'
        Ending Note Balance      781,152,533.03

  (20)  Class B Noteholders'
        Ending Note Balance       52,749,207.32

  (21)  Class A Noteholders'
        Beginning Note
        Balance                  803,809,202.84

  (22)  Class B Noteholders'
        Beginning Note
        Balance                   52,749,207.32

  (23)  Total Noteholders
        Principal Distribution
        for Collection Period     22,656,669.81

  (24)  Total Noteholders
        Interest Distribution
        for Collection Period      1,983,653.85

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE



IV. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:


(25)  Total Monthly Principal Collection Amounts                                                  (25)    13,378,921.94
                                                                                                        ---------------
(26)  Required Pro Forma Class A Note Balance (88% x Line 9)             (26) 750,620,195.63
                                                                              ---------------
(27)  Pro Forma Class A Note Balance (Line 21 minus Line 8)              (27) 790,430,280.90
                                                                              ---------------
(28)  Step-Down Amount (Max of 0 or (Line 26 minus Line 27))             (28)              -                         -
                                                                              ---------------           ---------------
(29)  Principal Distribution Amount (Line 25 minus Line 28)                                       (29)    13,378,921.94
                                                                                                        ===============

V. RECONCILIATION OF COLLECTION ACCOUNT:

      AVAILABLE FUNDS

      (30)  Interest Collections                                         (30)  12,827,028.13
                                                                              ---------------
      (31)  Repurchased Loan Proceeds Related to Interest                (31)              -
                                                                              ---------------
      (32)  Principal Collections                                        (32)   8,068,291.46
                                                                              ---------------
      (33)  Prepayments in Full                                          (33)   5,100,586.93
                                                                              ---------------
      (34)  Prepayments in Full Due to
            Administrative Repurchases                                   (34)              -
                                                                              ---------------
      (35)  Repurchased Loan Proceeds Related
            to Principal                                                 (35)              -
                                                                              ---------------
      (36)  Collection of Supplemental
            Servicing - Extension and Late Fees                          (36)     137,035.39
                                                                              ---------------
      (37)  Collection of Supplemental
            Servicing - Repo and Recovery Fees Advanced                  (37)              -
                                                                              ---------------
      (38)  Liquidation Proceeds                                         (38)     110,945.02
                                                                              ---------------
      (39)  Recoveries from Prior Month Charge-Offs                      (39)              -
                                                                              ---------------
      (40)  Investment Earnings - Collection Account                     (40)      24,452.24
                                                                              ---------------
      (41)  Investment Earnings - Spread Account                         (41)      36,104.50
                                                                              ---------------
      (42)  Total Available Funds                                                                  (42)  26,304,443.67
                                                                                                        ---------------

      DISTRIBUTIONS:

      (43)  Base Servicing Fee - to Servicer                             (43)   1,624,418.28
                                                                              ---------------
      (44)  Supplemental Servicing Fee - to Servicer                     (44)     137,035.39
                                                                              ---------------
      (45)  Indenture Trustee Fees                                       (45)         250.00
                                                                              ---------------
      (46)  Owner Trustee Fees                                           (46)              -
                                                                              ---------------
      (47)  Backup Servicer Fees                                         (47)              -
                                                                              ---------------



      NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

              --------------------------------------------------------
                                BEGINNING       INTEREST   INTEREST
                 CLASS         NOTE BALANCE     CARRYOVER    RATE
              --------------------------------------------------------

      (48)     Class A-1      179,435,202.84        -      1.72313%

      (49)     Class A-2      231,000,000.00        -      1.99000%

      (50)     Class A-3      187,000,000.00        -      2.62000%

      (51)     Class A-4      206,374,000.00        -      3.24000%

      (52)      Class B        52,749,207.32        -      8.00000%


               -----------------------------------------------------
                                                         CALCULATED
                  CLASS      DAYS     DAYS BASIS           INTEREST
               -----------------------------------------------------
       (48)     Class A-1     33      Act.Days/360        283,424.33     (48)     283,424.33
                                                                              ---------------
       (49)     Class A-2     30         30/360           383,075.00     (49)     383,075.00
                                                                              ---------------
       (50)     Class A-3     30         30/360           408,283.33     (50)     408,283.33
                                                                              ---------------
       (51)     Class A-4     30         30/360           557,209.80     (51)     557,209.80
                                                                              ---------------
       (52)      Class B      30         30/360           351,661.38     (52)     351,661.38
                                                                              ---------------


  NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

          -----------------------------------------------------
                          PRINCIPAL       PRINCIPAL    EXCESS
             CLASS       DISTRIBUTION     CARRYOVER   PRIN. DUE
          -----------------------------------------------------

  (53)     Class A-1    13,378,921.94        -           -


  (54)     Class A-2                -        -           -


  (55)     Class A-3                -        -           -


  (56)     Class A-4                -        -           -


  (57)      Class B                 -        -           -


          ----------------------------------------------------------
                            MANDATORY                     TOTAL
             CLASS       NOTE PREPAYMENT                PRINCIPAL
          ----------------------------------------------------------

  (53)     Class A-1            -              -       13,378,921.94     (53)  13,378,921.94
                                                                              ---------------
  (54)     Class A-2            -              -                 -       (54)              -
                                                                              ---------------
  (55)     Class A-3            -              -                 -       (55)              -
                                                                              ---------------
  (56)     Class A-4            -              -                 -       (56)              -
                                                                              ---------------
  (57)     Class B              -              -                 -       (57)              -

  (58)  Insurer Premiums - to AMBAC                                      (58)     303,784.00
                                                                              ---------------

  (59)  Total Distributions                                                                        (59)  17,428,063.46
                                                                                                        ---------------


 (60)  Excess Available Funds (or Premium Claim Amount)                                            (60)  8,876,380.21
                                                                                                        ---------------
 (61)  Deposit to Spread Account to Increase to Required Level                                     (61)             -
                                                                                                        ---------------
 (62)  Amount available for Noteholders' Accelerated Principle Amount                              (62)   8,876,380.21
                                                                                                        ---------------
 (63)  Amount available for Deposit into the Note Distribution Account                             (63)             -
                                                                                                        ---------------


VI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

 (64)  Excess Available Funds After Amount to Increase Spread to
       Required Level (Line 60 minus Line 61)                            (64)   8,876,380.21
                                                                              ---------------
 (65)  Spread Account Balance in Excess of Required Spread Balance       (65)     401,367.66
                                                                              ---------------
 (66)  Total Excess Funds Available                                      (66)   9,277,747.87
                                                                              ---------------
 (67)  Pro Forma Class A Note Balance (Line 21 minus Line 8)             (67)  790,430,280.90
                                                                              ---------------
 (68)  Required Pro Forma Class A Note Balance (88% x Line 9)            (68)  750,620,195.63
                                                                              ---------------
 (69)  Excess of Pro Forma Balance over Required Balance
       (Line 67 minus Line 68)                                           (69)  39,810,085.27
                                                                              ---------------
 (70)  Lesser of (Line 68) or (Line 69)                                  (70)  39,810,085.27
                                                                              ---------------
 (71)  Accelerated Principal Amount (Lesser of Line 66 or 70)                                      (71)   9,277,747.87
                                                                                                        ---------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE



VII.         RECONCILIATION OF SPREAD ACCOUNT:                    INITIAL DEPOSIT                                     TOTAL

 (72)        INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS         26,373,696.22                                    26,373,696.22
                                                                -----------------                                  --------------
 (73)        BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                       (73)  25,990,692.51
                                                                                                                   --------------
             ADDITIONS TO SPREAD ACCOUNT

   (74)  Deposit from Collection Account (Line 61)                                  (74)              -
                                                                                          --------------
   (75)  Investments Earnings                                                       (75)      36,104.50
                                                                                          --------------
   (76)  Deposits Related to Subsequent Receivables Purchases                       (76)              -
                                                                                          --------------
   (77)  Total Additions                                                                                     (77)      36,104.50
                                                                                                                  --------------
         SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                    (78)   6,026,797.01
         AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                                    --------------


   (79)  3% of the Ending Pool Balance (3% x Line 9)                                (79)  25,589,324.85
                                                                -----------------         --------------
   (80)  Floor Amount (1.5% of Original Pool Balance)              13,186,848.11    (80)              -
                                                                -----------------         --------------
   (81)  If a Spread Cap Event exists then 6% of the Ending
         Pool Balance                                                          -    (81)              -
   (82)  If a Trigger Event exists then an unlimited amount as  -----------------         --------------
         determined by the Controlling Party                                        (82)              -
                                                                                          --------------
   (83)  Spread Account Requirement                                                                           (83)  25,589,324.85
                                                                                                                   --------------

         WITHDRAWALS FROM SPREAD ACCOUNT

   (84)  Withdrawal pursuant to Section 5.1(b)
         (Transfer Investment Earnings to the Collection Account)                   (84)      36,104.50
   (85)  Withdrawal pursuant to Section 5.7                                               --------------
         (Spread Account Draw Amount)                                               (85)              -
   (86)  Withdrawal pursuant to Section 5.7(b)(x)                                         -------------
         (Unpaid amounts owed to the Insurer)                                       (86)              -
   (87)  Withdrawal pursuant to Section 5.7(b)(xiii)                                      --------------
         (Other unpaid amounts owed to the Insurer)                                 (87)              -
   (88)  Withdrawal pursuant to Section 5.7(b)(xiv) (Note Distribution                    --------------
         Account - Class A Noteholders' Accelerated Principal Amount)               (88)     401,367.66
   (89)  Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution                     --------------
         Account - Class B Noteholders' Principal)                                  (89)              -
                                                                                          --------------
   (90)  Total Withdrawals                                                          (90)     437,472.16
                                                                                          --------------
                                                                                                              (91)     437,472.16
                                                                                                                   --------------

         END OF PERIOD SPREAD ACCOUNT BALANCE                                                                 (92)  25,589,324.85
                                                                                                                   --------------



VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE


    (93)  Aggregate Principal Balance                                               (93) 852,977,495.03
                                                                                         ---------------
    (94)  End of Period Class A Note Balance                                        (94) 781,152,533.03
                                                                                         ---------------
    (95)  Line 93 less Line 94                                                      (95)  71,824,962.00
                                                                                         ---------------
    (96)  OC Level (Line 95 / Line 93)                                              (96)          8.42%
                                                                                         ---------------
    (97)  Ending Spread Balance as of a percentage of
          Aggregate Principal Balance (Line 92 / Line 93)                           (97)          3.00%
    (98)  OC Percentage (Line 96 + Line 97)                                              ---------------
                                                                                                              (98)          11.42%
                                                                                                                   ---------------

IX. AMOUNTS DUE TO CERTIFICATEHOLDER


     (99)  Beginning of Period Class B Noteholder Balance                                                     (99)   52,749,207.32
    (100)  Funds Available to the Class B Noteholder                                                          (100)              -
    (101)  Remaining Balance to the Certificateholder                                                         (101)              -




By:          (S)/Mike Wilhelms
Name:        Mike Wilhelms
Title:       Sr. VP & Chief Financial Officer
Date:        7-Oct-2002

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS



This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.


COLLECTION PERIOD BEGINNING:   09/01/2002     Original Pool Balance                    $ 879,123,207.32
COLLECTION PERIOD ENDING:      09/30/2002
PREV. DISTRIBUTION/CLOSE DATE: 09/12/2002     Beginning of Period Pool Balance           866,356,416.97
DISTRIBUTION DATE:             10/15/2002     Principal Reduction during preceding
DAYS OF INTEREST FOR PERIOD:           33     Collection Period                           13,378,921.94
DAYS IN COLLECTION PERIOD:             30     End of Period Pool Balance               $ 852,977,495.03
MONTHS SEASONED:                        2



I.    COLLECTION PERIOD NOTE
       BALANCE CALCULATION:         CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4        CLASS B           TOTAL
------------------------------------------------------------------------------------------------------------------------------------

  (1) Original Note Balance  (1) $202,000,000.00  $231,000,000.00  $187,000,000.00  $206,374,000.00  $52,749,207.32  $879,123,207.32
                                ----------------------------------------------------------------------------------------------------

  (2) Beginning of Period
      Note Balance           (2)  179,435,202.84   231,000,000.00   187,000,000.00   206,374,000.00   52,749,207.32   856,558,410.16

  (3) Note Principal
      Payments               (3)   22,656,669.81             0.00             0.00             0.00            0.00    22,656,669.81

  (4) Preliminary End of
      period Note Balance    (4)  156,778,533.03   231,000,000.00   187,000,000.00   206,374,000.00   52,749,207.32   833,901,740.35
                                ----------------------------------------------------------------------------------------------------
  (5) Policy Claim Amount    (5)            0.00             0.00             0.00             0.00            0.00             0.00

  (6) End of period Note
      Balance                (6)  156,778,533.03   231,000,000.00   187,000,000.00   206,374,000.00   52,749,207.32   833,901,740.35
                                ====================================================================================================
  (7) Note Pool Factors
      (6) / (1)              (7)     77.6131352%     100.0000000%     100.0000000%     100.0000000%    100.0000000%      94.8560718%
                                ====================================================================================================


II.  NOTE INTEREST DISTRIBUTION
       AND CARRYOVER AMOUNT         CLASS A-1        CLASS A-2         CLASS A-3        CLASS A-4        CLASS B          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
  (8) Note Interest Payments (8)      283,424.33       383,075.00       408,283.33       557,209.80      351,661.38     1,983,653.85
  (9) Interest Carryover
      Amount                 (9)            0.00             0.00             0.00             0.00            0.00             0.00


III.  DISTRIBUTION PER $1,000
         OF ORIGINAL BALANCE        CLASS A-1        CLASS A-2         CLASS A-3        CLASS A-4        CLASS B         TOTAL
------------------------------------------------------------------------------------------------------------------------------------

  (10) Principal Distribution  (10)       112.16             0.00             0.00             0.00            0.00           112.16
  (11) Interest Distribution   (11)         1.58             1.66             2.18             2.70            6.67            14.79
                               -----------------------------------------------------------------------------------------------------

  (12) Total Distribution
       (10) + (11)             (12)       113.74             1.66             2.18             2.70            6.67           126.95


IV. SERVICING FEE PAID TO THE SERVICER

  (13) Base Servicing Fee Paid for the Prior Collection Period                                                        $ 1,624,418.28
  (14) Supplemental Servicing Fee Paid for the Prior Collection Period                                                    137,035.39
                                                                                                                      --------------
  (15) Total Fees Paid to the Servicer                                                                                $ 1,761,453.67


V. COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                      ----------------------------------------------
                                                                                           CUMULATIVE                    MONTHLY
                                                                                      ----------------------------------------------
    (16)     Original Number of Receivables                                       (16)              57,520
                                                                                      ----------------------------------------------
    (17)     Beginning of period number of Receivables                            (17)              57,214                   57,214
    (18)     Number of Subsequent Receivables Purchased                           (18)                   0                        0
    (19)     Number of Receivables becoming Liquidated Receivables during period  (19)                  14                       13
    (20)     Number of Receivables becoming Purchased Receivables during period   (20)                   7                        0
    (21)     Number of Receivables paid off during period                         (21)                 647                      349
                                                                                      ----------------------------------------------
    (22)     End of period number of Receivables                                  (22)              56,852                   56,852
                                                                                      ----------------------------------------------


VI. STATISTICAL DATA: (CURRENT AND HISTORICAL)

                                                                                      ----------------------------------------------
                                                                                             ORIGINAL        PREV. MONTH     CURRENT
                                                                                      ----------------------------------------------
    (23)     Weighted Average APR of the Receivables                              (23)              18.03%        18.03%      18.03%
    (24)     Weighted Average Remaining Term of the Receivables                   (24)                60.3          59.6        58.8
    (25)     Weighted Average Original Term of Receivables                        (25)                64.7          64.7        64.8
    (26)     Average Receivable Balance                                           (26)             $15,284       $15,142     $15,003
    (27)     Aggregate Realized Losses                                            (27)                  $0       $10,318     $99,099
                                                                                      ----------------------------------------------


VII. DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

                                                                                       ---------------------------------------------
             Receivables with Scheduled Payment delinquent                                         UNITS         DOLLARS  PERCENTAGE
                                                                                       ---------------------------------------------
    (28)     31-60 days                                                           (28)               1,628   $24,117,485       2.83%
    (29)     61-90 days                                                           (29)                 221     3,086,736       0.36%
    (30)     over 90 days                                                         (30)                   4        63,902       0.01%
                                                                                       ---------------------------------------------
    (31)     Receivables with Scheduled Payment delinquent more
             than 30 days at end of period                                        (31)               1,853   $27,268,124       3.20%
                                                                                       ---------------------------------------------


VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

    (32)     Total Net Liquidation Losses for the preceding Collection Period                                  (32)        99,098.53
    (33)     Beginning of Period Pool Balance                                                                  (33)   866,356,416.97
    (34)     Net Loss Rate                                                                                     (34)            0.01%

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS



IX. MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)


    (35)     Aggregate Principal Balance of Receivables extended during the preceding collection period         (35)    2,082,254.73
    (36)     Beginning of Period Pool Balance                                                                   (36)  866,356,416.97
    (37)     Monthly Extension Rate                                                                             (37)           0.24%


X. PERFORMANCE TESTS:

------------------------------------------------------------------------------------------------------------------------------------
        DELINQUENCY RATE
          (38)    Receivables with Scheduled Payment delinquent less than 60
                  days at end of preceding collection period ( 29 + 30 )          (38)       $3,150,638.34
                                                                                      --------------------
          (39)    End of period Principal Balance                                 (39)      852,977,495.03
                                                                                      --------------------
          (40)    Delinquency Ratio (38) divided by (39)                                                        (40)           0.37%
                                                                                                                    ----------------
          (41)    Delinquency Rate Trigger Level for the Preceding
                  Collection Period                                                                             (41)           0.50%
                                                                                                                    ----------------
          (42)    Preceding Collection Period Delinquency Rate Compliance                                       (42)   PASS
                                                                                                                    ----------------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        ROLLING AVERAGE NET LOSS RATE

          (43)    Net Loss Rate in Preceding Collection Period                    (43)               0.01%
                                                                                      ---------------------
          (44)    Net Loss Rate in Second Preceding Collection Period             (44)               0.00%
                                                                                      ---------------------
          (45)    Net Loss Rate in Third Preceding Collection Period              (45)               0.00%
                                                                                      ---------------------

          (46)    Rolling Average Net Loss Rate ((43) +(44) +(45)) / 3                                          (46)           0.01%
                                                                                                                    ----------------

          (47)    Rolling Average Net Loss Rate Trigger Level for the Preceding Collection Period               (47)          14.00%
                                                                                                                    ----------------

          (48)    Preceding Collection Period Rolling Average Net Loss Rate Compliance                          (48)   PASS
                                                                                                                    ----------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        AVERAGE MONTHLY EXTENSION RATE
          (49)    Principal Balance of Receivables extended during
                  preceding Collection Period                                     (49)               0.24%
          (50)    Principal Balance of Receivables extended during                    ---------------------
                  the Second Preceding Collection Period                          (50)               0.15%
          (51)    Principal Balance of Receivables extended during                    ---------------------
                  the Third Preceding Collection Period                           (51)               0.00%
                                                                                      ---------------------
          (52)    Average Monthly Extension Rate ((49) +(50) +(51)) / 3                                         (52)           0.20%
                                                                                                                    ----------------

          (53)    Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)                       (53)    PASS
                                                                                                                    ----------------

------------------------------------------------------------------------------------------------------------------------------------




By:        (S)/Mike Wilhelms
Name:      Mike Wilhelms
Title:     Sr. VP & Chief Financial Officer
Date:      7-Oct-2002



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